Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report on Form 10-Q of Legend International Holdings, Inc. (the "Company") for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter James Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002  that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: August 9, 2010




                                        /s/ Peter James Lee
                                        -------------------------------------
                                        Peter James Lee
                                        Secretary and
                                        Chief Financial Officer
                                        (Principal Financial Officer)